UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2016 (July 29, 2016)

SILVER RUN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37697 (Commission File Number)	47- 5381253 (I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 1450

Houston, TX, 77002

(address of principal executive offices)
(zip code)

(713) 357-1400
(Registrant’s telephone number, including area code)

  Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Contribution Agreement

As previously announced, on July 21, 2016, Silver Run Acquisition Corporation (“Silver Run”) entered into an Agreement to Assign with New Centennial, LLC, a Delaware limited liability company (“New Centennial”) and affiliate of Riverstone Holdings, LLC, pursuant to which, subject to the satisfaction or waiver of certain conditions, New Centennial agreed to assign, and Silver Run agreed to assume, all of the rights and obligations of New Centennial under that certain Contribution Agreement, dated as of July 6, 2016 (the “Contribution Agreement”), by and among Centennial Resource Development, LLC, a Delaware limited liability company (“CRD”), NGP Centennial Follow-On LLC, a Delaware limited liability company (“NGP Follow-On”), and Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the “Centennial Contributors”), Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), and New Centennial. Upon the assignment of the Contribution Agreement to Silver Run (the “Assignment”) and at the closing of the transactions contemplated by the Contribution Agreement, Silver Run will acquire approximately 89% of the outstanding membership interests in CRP (the “Business Combination” and, together with the other transactions contemplated by the Contribution Agreement, the “Transactions”).

On July 29, 2016, the parties to the Contribution Agreement entered into Amendment No. 1 to Contribution Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed to amend the Contribution Agreement such that, giving effect to the Amendment, the consideration for the Business Combination is as set forth below.  In the summary of the Amendment set forth below, it is assumed that New Centennial’s rights and obligations under the Contribution Agreement are assigned to Silver Run.

Upon the terms and subject to the satisfaction or written waiver of the conditions contained in the Contribution Agreement, at the closing of the Business Combination:

•                  Silver Run will contribute to CRP cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined in the Contribution Agreement) (the “Cash Contribution”). In addition, Silver Run will contribute to CRP additional cash as necessary to repay any outstanding debt of CRP or any of its subsidiaries that becomes due and payable as a result of the consummation of the Business Combination;

•                  CRP will distribute to the Centennial Contributors cash in an amount equal to the Cash Contribution in partial redemption of the Centennial Contributors’ membership interests in CRP (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election); and

•                  Silver Run and the Centennial Contributors will effect a recapitalization of CRP pursuant to which (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests in CRP will be converted into 20,000,000 units representing common membership interests in CRP (the “CRP Common Units”) and (2) Silver Run will be admitted as a member of CRP and issued such number of CRP Common Units as is equal to the number of shares of Silver Run’s Class A common stock, par value $0.0001 per share, outstanding following the consummation of the Transactions.

The Amendment also added as a condition to the closing of the Business Combination the requirement that, as of the closing, no more than 12,500,000 shares of Silver Run’s Class B common stock, par value $0.0001 per share, shall be issued and outstanding.

Promissory Note

The disclosure set forth below in Item 2.03 of this Current Report on Form 8-K regarding the unsecured promissory note, dated August 2, 2016 (the “Note”), issued by Silver Run to its sponsor, Silver Run Sponsor, LLC (the “Sponsor”), is incorporated by reference herein and is qualified in its entirety by reference to the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 2, 2016, Silver Run issued the Note to the Sponsor.  The Note permits borrowings by Silver Run from time to time from the Sponsor in an aggregate principal amount of up to $300,000.  Silver Run intends to use the proceeds from such borrowings for on-going operational expenses and certain other expenses in connection with the Transactions.  No amounts were outstanding under the Note as of August 4, 2016. The Note is unsecured, non-interest bearing and matures on the earlier of: (i) December 31, 2016 or (ii) the date on which Silver Run consummates the Transactions.  Funds held in Silver Run’s trust account established in connection with its initial public offering will not be used to repay any amounts outstanding under the Note if Silver Run does not complete an initial business combination by February 28, 2018.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.  The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Silver Run’s ability to effect the Assignment and consummate the Transactions; the benefits of the Business Combination; the future financial performance of Silver Run following the Business Combination; changes in CRP’s reserves and future operating results; and expansion plans and opportunities. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Silver Run’s views as of any subsequent date, and Silver Run does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Silver Run’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Contribution Agreement; (ii) the outcome of any legal proceedings that may be instituted against Silver Run following announcement of the Transactions; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Silver Run, or other conditions to closing in the Contribution Agreement; (iv) the risk that the proposed Business Combination disrupts current plans and operations of Silver Run or CRP as a result of the announcement and consummation of the Transactions; (v) Silver Run’s ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Silver Run to grow and manage growth profitably following the Business Combination; (vi) costs related to the Business Combination; (vii) changes in applicable laws or regulations; (viii) the possibility that Silver Run or CRP may be adversely affected by other economic, business, and/or competitive factors; and (ix) other risks and uncertainties indicated in the preliminary proxy statement related to the proposed Business Combination, including those under the section entitled “Risk Factors.”

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed Business Combination, Silver Run has filed a preliminary proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of Silver Run and will contain important information about the proposed Business Combination and related matters. Silver Run stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with Silver Run’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed Business Combination because the definitive proxy statement will contain important information about the proposed Business Combination. When available, the definitive proxy statement will be mailed to Silver Run stockholders as of a record date to be established for voting on the proposed transaction. Stockholders are able to obtain copies of the preliminary proxy statement and, once available, will also be able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Silver Run and its directors and officers may be deemed participants in the solicitation of proxies of Silver Run stockholders in connection with the proposed Business Combination. Silver Run stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Silver Run in Silver Run’s registration statement on Form S-1, as amended as of February 17, 2016. Additional information will be available in the definitive proxy statement when it becomes available.

Item 9.01 Exhibits

(d) Exhibits

Exhibit Number	Exhibit

10.1	Promissory Note, dated August 2, 2016, issued by Silver Run Acquisition Corporation to Silver Run Sponsor, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation

Date: August 4, 2016	By:	/s/ Stephen S. Coats

	Name:	Stephen S. Coats

	Title:	Secretary

Exhibit Number	Exhibit

10.1	Promissory Note, dated August 2, 2016, issued by Silver Run Acquisition Corporation to Silver Run Sponsor, LLC.